Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Merger Arbitrage ETF

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

November 1, 2022

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
1.25000%	Fund net assets up to and including $2.5 billion
1.21875%	Fund net assets greater than $2.5 billion up to and including $5 billion
1.18750%	Fund net assets greater than $5 billion up to and including $7.5 billion
1.15625%	Fund net assets greater than $7.5 billion up to and including $10 billion
1.12500%	Fund net assets greater than $10 billion

In connection with the introduction of the breakpoints discussed above, the Fund’s investment sub-advisory agreement has been amended to reflect that the investment sub-advisory fee paid to First Trust Capital Management L.P., the Fund’s investment sub-advisor, is based on the Advisor’s management fee. Accordingly, during any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described above, the investment sub-advisory fee will be reduced to reflect the reduction in the Advisor’s management fee.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference